U.S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   August 3, 2004

Roberts Realty Investors, Inc.
(Exact name of Registrant as specified in charter)

Georgia	001-13183	56-2122873
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

450 Northridge Parkway, Suite 302, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

(770) 394-6000
Registrant's Telephone Number, including Area Code

Item 5.  Other Events and Required FD Disclosure.

        Roberts Realty Investors, Inc. is filing this Current Report on Form 8-K to file with the SEC the letter from its Chief Financial Officer and Corporate Secretary to its shareholders requesting share ownership information for any shareholder that beneficially owns more than 3.7% of the company’s outstanding common shares. A copy of the letter to shareholders is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Not Applicable
        (b)     Not Applicable
        (c)     Exhibits:

                  Exhibit Number                      Description

                  99.1                                          Letter to shareholders dated August 3, 2004.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: August 5, 2004	By: /s/ Greg M. Burnett Greg M. Burnett Chief Financial Officer

Exhibit Index

Exhibit Number            Description

    99.1                            Letter to shareholders dated August 3, 2004.

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